UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Ste. 500 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Marathon Patent Group, Inc., a Nevada corporation (the “Company”), with the Securities and Exchange Commission (“SEC”) on January 2, 2018 (the “Original Filing”). This Form 8-K/A does not change any of the other information contained in the Original Filing except as specifically set forth herein. This Form 8-K/A continues to speak as of the date of the Original Filing and we have not updated or amended the disclosures contained therein to reflect events that have occurred since the date of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the SEC subsequent to the date of the Original Filing.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 29, 2017, the Board of Directors (the “Board”) of Marathon Patent Group, Inc., a Nevada corporation (the “Company”) appointed Mr. Merrick D. Okamoto to serve as the Company’s interim Chief Executive Officer, effective January 1, 2018, whose term shall not exceed one year, until the Company engages a replacement Chief Executive Officer. Effective January 1, 2018, concurrent with the appointment of Mr. Okamoto as the Company’s interim Chief Executive Officer, Mr. Okamoto will stop serving as a member of the Company’s Audit Committee and Compensation Committee. This Form 8-K/A amends and corrects the Original Filing to include that on December 29, 2017, the Board also removed Mr. Okamoto from the Company’s Nominating and Corporate Governance Committee, effective January 1, 2018.

The Nominating and Corporate Governance Committee members shall consist of Mr. David P. Lieberman and Mr. Christopher Robichaud, with Mr. Robichaud as Chairman. All of the members of the Nominating and Corporate Governance Committee currently satisfy the independence requirements and other established criteria of The NASDAQ Stock Market LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2018

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name:	Francis Knuettel II
Title:	Chief Financial Officer